Questions & Answers

SVS Focus Value+Growth Portfolio

Scudder Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge SVS Focus Value+Growth Portfolio into Growth and Income Portfolio. The funds seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, the Board of Scudder Variable Series II, of which SVS Focus Value+Growth Portfolio is a series, has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of SVS Focus Value+Growth Portfolio. Why am I being asked to vote on a proposal for SVS Focus Value+Growth Portfolio shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in SVS Focus Value+Growth Portfolio. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any

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shares corresponding to your investment in SVS Focus Value+Growth Portfolio. Thus, you are not the “shareholder” of SVS Focus Value+Growth Portfolio; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the SVS Focus Value+Growth Portfolio shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of SVS Focus Value+Growth Portfolio, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund will pay a lower management fee than SVS Focus Value+Growth Portfolio. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratios currently paid by SVS Focus Value+Growth Portfolio for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than SVS Focus Value+Growth Portfolio.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

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Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of Growth and Income Portfolio, which will probably be different from the net asset value per share of SVS Focus Value+Growth Portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 2, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of Growth and Income Portfolio they are receiving after the merger is completed. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

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We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send in my voting instructions now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Scudder Variable Series II as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Only a shareholder may execute or revoke a proxy. You should consult your insurance company regarding your ability to revoke voting instructions after you have provided them to your insurance company.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-877-288-6285.

SVS FOCUS VALUE+GROWTH PORTFOLIO

A Message from the Fund’s Chief Executive Officer

March 23, 2005

Dear Investor:

I am writing to you to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in SVS Focus Value+Growth Portfolio (“Focus Value+Growth Portfolio”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of Focus Value+Growth Portfolio into Growth and Income Portfolio. In this merger, your investment in Focus Value+Growth Portfolio would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of Growth and Income Portfolio with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Trustees of Scudder Variable Series II, of which Focus Value+Growth Portfolio is a series, considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined fund and offers a uniform distribution platform for the combined fund;

•	Focus Value+Growth Portfolio investors will have the opportunity to invest in a larger fund with similar investment policies;

•	Investors will have the potential for economies of scale; and

•	DeAM’s agreement to pay all costs associated with the merger.

The investment objectives and policies of Growth and Income Portfolio are similar to those of Focus Value+Growth Portfolio. Certain differences between the investment policies of the funds are: (i) Growth and Income Portfolio is a diversified series, while Focus Value+Growth Portfolio is a non-diversified series; (ii) Growth and Income Portfolio does not have a policy of owning 15 to 30 stocks in each of two investment sleeves (growth and value) and of maintaining equal allocations of assets in each sleeve, while Focus Value+Growth Portfolio has such a policy; and (iii) Growth and Income Portfolio does not have a policy limiting its investment in foreign securities to 25% of its total assets, while Focus Value+Growth Portfolio has such a policy. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Growth and Income Portfolio, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Focus Value+Growth Portfolio’s proxy solicitor, at 1-877-288-6285, or contact your insurance company. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Variable Series II

SVS FOCUS VALUE+GROWTH PORTFOLIO

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting.

To the Shareholders of SVS Focus Value+Growth Portfolio:

A Special Meeting of Shareholders of SVS Focus Value+Growth Portfolio (“Focus Value+Growth Portfolio”) will be held April 20, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Focus Value+Growth Portfolio to Growth and Income Portfolio, in exchange for shares of Growth and Income Portfolio and the assumption by Growth and Income Portfolio of all liabilities of Focus Value+Growth Portfolio, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Focus Value+Growth Portfolio in complete liquidation of Focus Value+Growth Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Focus Value+Growth Portfolio at the close of business on February 9, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

March 23, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS

INVESTED IN SVS FOCUS VALUE+GROWTH PORTFOLIO

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in SVS Focus Value+Growth Portfolio (“Focus Value+Growth Portfolio”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page 22. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Focus Value+Growth Portfolio’s proxy solicitor, at the special toll-free number we have set up for you (1-877-288-6285) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

March 18, 2005

Acquisition of the assets of:	By and in exchange for shares of:
SVS Focus Value+Growth Portfolio a series of Scudder Variable Series II	Growth and Income Portfolio a series of Scudder Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572	Two International Place Boston, MA 02110 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of SVS Focus Value+Growth Portfolio (“Focus Value+Growth Portfolio”) into Growth and Income Portfolio. Growth and Income Portfolio and Focus Value+Growth Portfolio are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Focus Value+Growth Portfolio will receive a number of full and fractional shares of the corresponding class of Growth and Income Portfolio equal in value as of the Valuation Time (as defined below on page 23) to the total value of such shareholder’s Focus Value+Growth Portfolio shares.

Shares of Focus Value+Growth Portfolio are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Focus Value+Growth Portfolio as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Focus Value+Growth Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Focus Value+Growth Portfolio. All persons entitled to direct the voting of shares of Focus Value+Growth Portfolio, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about March 23, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Growth and Income Portfolio, a diversified series of an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Growth and Income Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Growth and Income Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Focus Value+Growth Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Focus Value+Growth Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class B shares;

(iv)	the statement of additional information of Focus Value+Growth Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated March 18, 2005 (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in Focus Value+Growth Portfolio’s Annual Report to Shareholders for the fiscal year ended December 31, 2004.

The financial highlights for Growth and Income Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Focus Value+Growth Portfolio, shares of Growth and Income Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Focus Value+Growth Portfolio’s proxy solicitor, at 1-877-288-6285, or contact your insurance company.

Growth and Income Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the

SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Scudder Variable Series II (the “Trust”), of which Focus Value+Growth Portfolio is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Focus Value+Growth Portfolio into Growth and Income Portfolio. If approved by shareholders, all of the assets of Focus Value+Growth Portfolio will be transferred to Growth and Income Portfolio solely in exchange for (a) the issuance and delivery to Focus Value+Growth Portfolio of Class A and Class B shares of Growth and Income Portfolio (“Merger Shares”) with a value equal to the value of Focus Value+Growth Portfolio’s assets net of liabilities, and (b) the assumption by Growth and Income Portfolio of all liabilities of Focus Value+Growth Portfolio. Immediately following the transfer, the appropriate class of Merger Shares received by Focus Value+Growth Portfolio will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2.	What will happen to my investment in Focus Value+Growth Portfolio as a result of the merger?

Your investment in Focus Value+Growth Portfolio will, in effect, be exchanged for an investment in the same share class of Growth and Income Portfolio with an equal aggregate net asset value as of the Valuation Time (as defined below on page 23).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Focus Value+Growth Portfolio approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers Focus Value+Growth Portfolio investors the opportunity to invest in a larger fund with similar investment policies.

•	Deutsche Investment Management Americas Inc. (“DeIM”), Focus Value+Growth Portfolio’s investment advisor, has advised the Trustees that Focus Value+Growth Portfolio and Growth and Income Portfolio have similar investment objectives.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than Focus Value+Growth Portfolio.

•	DeAM’s agreement to pay all costs associated with the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Focus Value+Growth Portfolio, and (2) the interests of the existing shareholders of Focus Value+Growth Portfolio will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Focus Value+Growth Portfolio seeks growth of capital through a portfolio of growth and value stocks. Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. Both Funds buy primarily equity securities. Focus Value+Growth Portfolio normally invests at least 65% of total assets in U.S. common stocks. Although Focus Value+Growth Portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). Growth and Income Portfolio invests at least 65% of total assets in equities, mainly common stocks. Although Growth and Income Portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Focus Value+Growth Portfolio manages risk by investing in both growth and value stocks. Focus Value+Growth Portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline. Focus Value+Growth Portfolio retains two portfolio management teams dedicated to managing its growth and value portions. Each team focuses its investments on a core number of common stocks; currently, it is anticipated that each team will invest in approximately 15-30 stocks. Focus Value+Growth Portfolio may invest up to 25% of total assets in foreign securities, whereas Growth and Income Portfolio is not so limited. Growth and Income Portfolio has elected to be classified as a diversified series of an open-end, registered management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Focus Value+Growth Portfolio has elected to be classified as a non-diversified series of an open-end, management investment company. A non-diversified fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than may a diversified fund. Please also see

Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2004, and of Growth and Income Portfolio on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Focus Value+Growth Portfolio	Growth and Income Portfolio	Growth and Income Portfolio—Pro Forma Combined(1)
Consumer Discretionary	12%	11%	11%
Consumer Staples	14%	9%	11%
Energy	3%	8%	6%
Financials	28%	18%	22%
Health Care	16%	12%	14%
Industrials	4%	14%	10%
Information Technology	21%	18%	19%
Materials	—	4%	2%
Telecommunications Services	2%	3%	3%
Utilities	—	3%	2%

	100%	100%	100%

(1)	Reflects the blended characteristics of Focus Value+Growth Portfolio and Growth and Income Portfolio as of December 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2004, and the pro forma estimated expense ratios of Growth and Income Portfolio assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Growth and Income Portfolio (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of December 31, 2004, Growth and Income Portfolio and Focus Value+Growth Portfolio had net assets of $204,744,416 and $125,895,639, respectively.

Focus Value+Growth Portfolio		Growth and Income Portfolio (Pre-Merger)		Growth and Income Portfolio (Post-Merger)

Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.750%	All Levels	0.475%	$0 - $250 million	0.475%
				$250 - $1 billion	0.450%
				Over $1 billion	0.425%

As shown below, the merger is expected to result in a lower management fee ratio and lower total expense ratios for shareholders of Focus Value+Growth Portfolio. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Focus Value+Growth Portfolio
Class A	0.75%		None	0.06%		0.81%	—	(1)	0.81%
Class B	0.75%		0.25%	0.19%		1.19%	—	(1)	1.19%

Growth and Income Portfolio
Class A	0.48%		None	0.08%		0.56%	—	(2)	0.56%
Class B	0.48%		0.25%	0.16%		0.89%	—	(2)	0.89%

Growth and Income Portfolio (Pro forma combined)
Class A	0.47	%(3)	None	0.07	%(4)	0.54%	—	(5)	0.54%
Class B	0.47	%(3)	0.25%	0.17	%(4)	0.89%	—	(5)	0.89%

(1)	Pursuant to their respective agreements with Scudder Variable Series II, DeIM and Focus Value+Growth Portfolio’s underwriter and accounting agent have agreed, through April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of Focus Value+Growth Portfolio to 0.84% and 1.24%, respectively.

(2)	Through April 30, 2006, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses to the extent necessary to maintain the Fund’s total operating expenses at 1.09% for Class A and Class B shares.
(3)	Restated to reflect the management fee schedule for Growth and Income Portfolio that will be effective upon consummation of the merger.
(4)	Other expenses are estimated, accounting for the effect of the merger.
(5)	Through April 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses to the extent necessary to maintain the combined fund’s total operating expenses at 0.54% and 0.89% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Focus Value+Growth Portfolio
Class A	$83	$259	$450	$1,002
Class B	$121	$378	$654	$1,443

Growth and Income Portfolio
Class A	$57	$179	$313	$701
Class B	$91	$284	$493	$1,096

Growth and Income Portfolio (Pro forma combined)
Class A	$55	$173	$302	$677
Class B	$91	$284	$493	$1,096

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Focus Value+Growth Portfolio or its shareholders as a direct result of the merger. As described above, shares of Growth and Income Portfolio are available to investors purchasing Contracts funded through the separate accounts of Participating Insurance

Companies. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or electronically by an authorized employee of a Participating Insurance Company. No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Growth and Income Portfolio they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Focus Value+Growth Portfolio.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Growth and Income Portfolio will equal the total value of your investment in Focus Value+Growth Portfolio as of the Valuation Time (as defined below on page 23). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Focus Value+Growth Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Focus Value+Growth Portfolio. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Growth and Income Portfolio and how do they compare with those of Focus Value+Growth Portfolio?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives. Focus Value+Growth Portfolio seeks growth of capital through a portfolio of growth and value stocks. Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. Both Funds buy primarily equity securities. Focus Value+Growth Portfolio normally invests at least 65% of total assets in U.S. common stocks. Although Focus Value+Growth Portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). Growth and Income Portfolio invests at least 65% of total assets in equities, mainly common stocks. Although Growth and Income Portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

Focus Value+Growth Portfolio manages risk by investing in both growth and value stocks. The Fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline. Focus Value+Growth Portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the Fund, respectively. Each team focuses its investments on a core number of common stocks; currently, it is anticipated that each team will invest in approximately 15-30 stocks. In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

In choosing stocks for Growth and Income Portfolio, the Fund’s portfolio managers consider yield and other valuation and growth factors, meaning that they focus the Fund’s investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the Fund’s benchmark index, the S&P 500. The Fund may invest in dividend paying and non-dividend paying stocks. The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers of each Fund may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented. The managers of Focus Value+Growth Portfolio will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks. The managers of Growth and Income Portfolio normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers of Growth and Income Portfolio will also normally sell a stock when they believe its fundamental factors have changed, to manage the overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the Fund’s emphasis on or within a given industry.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) in circumstances where the managers believe that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Additionally, Focus Value+Growth Portfolio may invest up to 25% of total assets in foreign securities, whereas Growth and Income Portfolio is not so limited. Each Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Growth and Income Portfolio has elected to be classified as a diversified series of an open-end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Focus Value+Growth Portfolio has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than may a diversified fund.

DeAM believes that Growth and Income Portfolio should provide a comparable investment opportunity for shareholders of Focus Value+Growth Portfolio. It is anticipated that there will be a pre-merger liquidation by Focus Value+Growth Portfolio of all investments that are not consistent with the current investment objective, policies and restrictions of Growth and Income Portfolio.

The portfolio turnover rate for Growth and Income Portfolio, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2004 was 33%. The portfolio turnover rate for Focus Value+Growth Portfolio for the fiscal year ended December 31, 2004 was 68%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

For a more detailed description of the investment techniques used by Focus Value+Growth Portfolio and Growth and Income Portfolio, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Growth and Income Portfolio. Certain risks associated with an investment in Growth and Income Portfolio are summarized below. The risks of an investment in Growth and Income Portfolio are similar to the risks of an investment in Focus Value+Growth

Portfolio. More detailed descriptions of the risks associated with an investment in Growth and Income Portfolio can be found in the current prospectus and statement of additional information for Growth and Income Portfolio.

The value of your investment in Growth and Income Portfolio will change with changes in the values of the investments held by Growth and Income Portfolio. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Growth and Income Portfolio’s investments as a whole. Growth and Income Portfolio could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Growth and Income Portfolio, cause you to lose money or cause the performance of Growth and Income Portfolio to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Growth and Income Portfolio is how stock markets perform—in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Growth and Income Portfolio makes and it may not be able to get attractive prices for them. An investment in Focus Value+Growth Portfolio is also subject to this risk.

Industry Risk.    While Growth and Income Portfolio does not concentrate in any industry, to the extent that Growth and Income Portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Focus Value+Growth Portfolio is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify Growth and Income Portfolio’s performance if it has a small asset base. Growth and Income Portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that Growth and Income Portfolio will be able to obtain proportionately larger IPO allocations. An investment in Focus Value+Growth Portfolio is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Growth and Income Portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose Growth and Income Portfolio to the effects of leverage, which could increase its exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Growth and Income Portfolio. An investment in Focus Value+Growth Portfolio is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Growth and Income Portfolio that occurs during the term of the loan would be borne by Growth and Income Portfolio and would adversely affect Growth and Income Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Growth and Income Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Focus Value+Growth Portfolio is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Growth and Income Portfolio has valued its securities too highly, you may end up paying too much for Growth and Income Portfolio shares when you buy into Growth and Income Portfolio. If Growth and Income Portfolio underestimates their price, you may not receive the full market value for your Growth and Income Portfolio shares when you sell. An investment in Focus Value+Growth Portfolio is also subject to this risk.

Other factors that could affect performance of the Funds include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because the inception date for Class B shares of Growth and Income Portfolio was May 1, 1997, the performance figures for Class B shares of Growth and Income Portfolio prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Because the inception date for Class B shares of Focus Value+Growth Portfolio was July 1, 2002, the performance figures for Class B shares of Focus Value+Growth Portfolio prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Prior to May 1, 2001, Focus Value+Growth Portfolio operated with a different investment strategy, and a different advisor managed the growth portion of the Fund. Prior to April 8, 2002, a different advisor managed the value portion of Focus Value+Growth Portfolio. Performance for Focus Value+Growth Portfolio would have been different if the Fund’s current policies and subadvisors/multi-manager arrangement had been in effect. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Growth and Income Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997                    Worst Quarter: -16.73%, Q3 2002

Focus Value+Growth Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                    Worst Quarter: -20.60%, Q3 2001

Average Annual Total Returns (for periods ended 12/31/04)

	Past 1 year	Past 5 years	Past 10 years/ Since inception
Growth and Income Portfolio
Class A	10.16%	-1.40%	8.30%
Class B	9.78%	-1.67%	8.02%
Index (Reflects no deductions for fees or expenses)	10.88%	-2.30%	12.07%

Focus Value+Growth Portfolio
Class A	11.16%	-2.06%	7.11	%(1)
Class B	10.82%	-2.34%	6.82	%(1)
Index (Reflects no deductions for fees or expenses)	10.88%	-2.30%	9.09	%(1)

Index: The unmanaged Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(1)	Inception date was May 1, 1996. Index comparison begins April 30, 1996.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.

III. Other Comparisons Between the Funds

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Growth and Income Portfolio

Gregory S. Adams, CFA, Managing Director of DeAM, is Lead Portfolio Manager of Growth and Income Portfolio. Mr. Adams joined DeAM and became a Portfolio Manager of the Fund in 1999. Mr. Adams has over 17 years of investment industry experience.

Andrew Brudenell, CFA, Vice President of DeAM, is a Portfolio Manager of Growth and Income Portfolio. Mr. Brudenell joined DeAM in 1997 and became a Portfolio Manager of the Fund in 2003. Mr. Brudenell holds an MS from the London School of Economics.

Focus Value+Growth Portfolio

Jennison Associates LLC (“JA”), with headquarters at 466 Lexington Avenue, New York, New York 10017, is the sub-advisor to the growth portion of Focus Value+Growth Fund’s portfolio. Under the terms of Sub-Advisory Agreement between JA and DeIM, JA manages the investment and reinvestment of the growth portion of the Fund’s assets and provides such investment advice, research and assistance as DeIM may, from time to time, reasonably request. For its services, JA receives from DeIM a monthly fee at an annual rate applied to the portion of the average daily net assets of the Fund allocated by DeIM to JA for management.

Spiros Segalas, Director and President of JA, is Chief Investment Officer and Growth Equity Portfolio Manager of Focus Value+Growth Portfolio. Mr. Segalas joined JA in 1969 and became a Portfolio Manager of the Fund in 2001. Mr. Segalas has over 44 years of investment industry experience.

Kathleen McCarragher, Director of JA, is Head of Growth Equity and Growth Equity Portfolio Manager of Focus Value+Growth Portfolio. Ms. McCarragher joined JA in 1998 and became a Portfolio Manager of the Fund in 2001. Ms. McCarragher has over 22 years of investment industry experience.

Dreman Value Management, L.L.C. (“DVM”), with headquarters at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is the sub-advisor to the value portion of Focus Value+Growth Fund’s portfolio. DVM manages the investment and reinvestment of the value portion of the Fund’s assets and provides such investment advice, research and assistance as DeIM may, from time to time, reasonably request. For its services, DVM receives from DeIM a monthly fee at an annual rate applied to the portion of the Fund’s average daily net assets sub-advised by DVM.

David Dreman, Founder and Chairman of DVM, is Lead Portfolio Manager of the value portion of Focus Value+Growth Portfolio. Mr. Dreman became a Portfolio Manager of the Fund in 2002. Mr. Dreman has over 47 years of investment industry experience.

F. James Hutchinson is a Portfolio Manager of the value portion of Focus Value+Growth Portfolio. Mr. Hutchinson joined DVM in 2000 and became a Portfolio Manager of the Fund in 2002. Mr. Hutchinson has over 18 years of investment industry experience.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of both Focus Value+Growth Portfolio and Growth and Income Portfolio. SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Growth and Income Portfolio has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Focus Value+Growth Portfolio on behalf of its Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to SDI as reimbursement for distribution and shareholder servicing related expenses incurred by SDI or a Participating Insurance Company. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of Scudder Variable Series I (of which Growth and Income Portfolio is a series) are different from those of the Trust (of which Focus Value+Growth Portfolio is a series). As more fully described in the statement of additional information for Growth and Income Portfolio, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Variable Series I: Dawn-Marie Driscoll, Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition, the officers of Scudder Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP serves as Auditor for Growth and Income Portfolio. Ernst & Young LLP serves as Auditor for Focus Value+Growth Portfolio.

Charter Documents.    Focus Value+Growth Portfolio is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Growth and Income Portfolio is a series of Scudder Variable Series I, a Massachusetts business trust governed by Massachusetts law. Focus Value+Growth Portfolio is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. Growth and Income Portfolio is governed by an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Focus Value+Growth Portfolio and Growth and Income Portfolio have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither Fund’s trust is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The President and Secretary (or the Trustees, if for the purpose of removing a Trustee) of Scudder Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of Focus Value+Growth Portfolio requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of Scudder Variable Series I may merge or consolidate Growth and Income Portfolio with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Growth and Income Portfolio and Focus Value+Growth Portfolio, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Growth and Income Portfolio, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may (or, in the case of Growth and Income Portfolio, shall) be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing Growth and Income Portfolio may be amended by the vote of the holders of a majority of the shares outstanding and entitled to vote. The Declaration of Trust governing Growth and Income Portfolio may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Focus Value+Growth Portfolio may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Focus Value+Growth Portfolio may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Growth and Income Portfolio provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders. In addition, only the Declaration of Trust governing Focus Value+Growth Portfolio expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Trustees of Scudder Variable Series I, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Variable Series I may be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Scudder Variable Series I is the presence in person or by proxy of one-third of the shares entitled to vote. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Focus Value+Growth Portfolio and Growth and Income Portfolio. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information About the Proposed Merger

General.    The shareholders of Focus Value+Growth Portfolio are being asked to approve a merger between Focus Value+Growth Portfolio and Growth and Income Portfolio pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Focus Value+Growth Portfolio to Growth and Income Portfolio in exchange for the assumption by Growth and Income Portfolio of all of the liabilities of Focus Value+Growth Portfolio and for the issuance and delivery to Focus Value+Growth Portfolio of Merger Shares equal in aggregate value to the net value of the assets transferred to Growth and Income Portfolio.

After receipt of the Merger Shares, Focus Value+Growth Portfolio will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Focus Value+Growth Portfolio, and the legal existence of Focus Value+Growth Portfolio as a series of the Trust will be terminated. Each shareholder of Focus Value+Growth Portfolio will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 23) to, the aggregate value of the shareholder’s Focus Value+Growth Portfolio shares. Such shares will be held in an account with Growth and Income Portfolio identical in all material respects to the account currently maintained by Focus Value+Growth Portfolio. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Focus Value+Growth Portfolio separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Focus Value+Growth Portfolio under an existing Contract will, following the merger, be allocated to Growth and Income Portfolio.

Prior to the date of the merger, Focus Value+Growth Portfolio will sell any investments that are not consistent with the current investment objective, policies and restrictions of Growth and Income Portfolio and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Focus Value+Growth Portfolio through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder. DeIM has represented that as of March 4, 2005, Focus Value+Growth Portfolio did not have any investments that were not consistent with the current investment objective, policies and restrictions of Growth and Income Portfolio.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Focus Value+Growth Portfolio also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Focus Value+Growth Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of Scudder Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.     DeAM first discussed the proposed merger with the Trustees of the Trust at a meeting held on February 13, 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of the Trust who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on Focus Value+Growth Portfolio’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the February 13, 2004 meeting, the Disinterested Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Board of Trustees of the Trust, the Disinterested Trustees (or disinterested directors) of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On November 17, 2004, the Trustees of the Trust, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Focus Value+Growth Portfolio’s shareholders.

In determining to recommend that the shareholders of Focus Value+Growth Portfolio approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of Focus Value+Growth Portfolio and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives, and in particular noted that the estimated operating expense ratio of each class of the combined fund is lower than that of the corresponding class of Focus Value+Growth Portfolio currently;

•	That DeAM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels below Focus Value+Growth Portfolio’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of Focus Value+Growth Portfolio’s and Growth and Income Portfolio’s investment objectives, policies, restrictions and portfolios;

•	That service features available to shareholders of Focus Value+Growth Portfolio and Growth and Income Portfolio were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined fund to attract additional assets;

•	The tax consequences of the merger on Focus Value+Growth Portfolio and its shareholders;

•	The investment performance of Focus Value+Growth Portfolio and Growth and Income Portfolio;

•	That DeIM has agreed to indemnify Growth and Income Portfolio against certain liabilities Growth and Income Portfolio may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Growth and Income Portfolio (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Disinterested Trustees of the Trust against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of the Trust.

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by investors of Focus Value+Growth Portfolio. The Trustees also considered that the merger would permit the investors of Focus Value+Growth Portfolio to pursue similar investment goals in a larger fund.

Based on all of the foregoing, the Trustees concluded that Focus Value+Growth Portfolio’s participation in the merger would be in the best interests of Focus Value+Growth Portfolio and would not dilute the interests of Focus Value+Growth Portfolio’s existing shareholders. The Trustees of the Trust, including the Disinterested Trustees, recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Growth and Income Portfolio will acquire all of the assets of Focus Value+Growth Portfolio solely in exchange for the assumption by Growth and Income Portfolio of all liabilities of Focus Value+Growth Portfolio and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on April 29, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Focus Value+Growth Portfolio will transfer all of its assets to Growth and Income Portfolio, and in exchange, Growth and Income Portfolio will assume all liabilities of Focus Value+Growth Portfolio and deliver to Focus Value+Growth Portfolio a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Focus Value+Growth Portfolio attributable to shares of the corresponding class of Focus Value+Growth Portfolio, less the value of the liabilities of Focus Value+Growth Portfolio assumed by Growth and Income Portfolio attributable to shares of such class of Focus Value+Growth Portfolio. Immediately following the transfer of assets on the Exchange Date, Focus Value+Growth Portfolio will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Focus Value+Growth Portfolio, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Focus Value+Growth Portfolio. As a result of the proposed merger, each shareholder of Focus Value+Growth Portfolio will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of the Focus Value+Growth Portfolio shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Growth and Income Portfolio in the name of such Focus Value+Growth Portfolio shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Variable Series I have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Growth and Income Portfolio and Focus Value+Growth Portfolio, (ii) by either party if the merger shall not be consummated by July 1, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Focus Value+Growth Portfolio approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Focus Value+Growth Portfolio are added to the portfolio of Growth and Income Portfolio, the resulting portfolio will meet the investment objective, policies and restrictions of Growth and Income Portfolio.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $240,021. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Focus Value+Growth Portfolio’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Growth and Income Portfolio. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Focus Value+Growth Portfolio. Merger Shares will be treated as having been purchased on the date a shareholder purchased its Focus Value+Growth Portfolio shares and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Growth and Income Portfolio prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Growth and Income Portfolio could, under certain circumstances, be held personally liable for the obligations of Growth and Income Portfolio. However, Growth and Income Portfolio’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Growth and Income Portfolio and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Growth and Income Portfolio. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Growth and Income Portfolio.

Federal Income Tax Consequences.     As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Growth and Income Portfolio of all of the assets of Focus Value+Growth Portfolio solely in exchange for Merger Shares and the assumption by Growth and Income Portfolio of all of the liabilities of Focus Value+Growth Portfolio, followed by the distribution by Focus Value+Growth Portfolio to its shareholders of Merger Shares in complete liquidation of Focus Value+Growth Portfolio, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Focus Value+Growth Portfolio and Growth and Income Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Focus Value+Growth Portfolio will not recognize gain or loss upon the transfer of Focus Value+Growth Portfolio’s assets to Growth and Income Portfolio in exchange for Merger Shares and the assumption of the Focus Value+Growth Portfolio liabilities by Growth and Income Portfolio, and Focus Value+Growth Portfolio will not recognize gain or loss upon the distribution to Focus Value+Growth Portfolio’s shareholders of the Merger Shares in liquidation of Focus Value+Growth Portfolio;

(iii)	under Section 354 of the Code, shareholders of Focus Value+Growth Portfolio will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Focus Value+Growth Portfolio shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Focus Value+Growth Portfolio will be the same as the aggregate basis of Focus Value+Growth Portfolio shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Focus Value+Growth Portfolio shareholder will include the holding periods of Focus Value+Growth Portfolio shares exchanged therefor, provided that the Focus Value+Growth Portfolio shareholder held the Focus Value+Growth Portfolio shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, Growth and Income Portfolio will not recognize gain or loss upon the receipt of assets of Focus Value+Growth Portfolio in exchange for Merger Shares and the assumption by Growth and Income Portfolio of all of the liabilities of Focus Value+Growth Portfolio;

(vii)	under Section 362(b) of the Code, the basis of the assets of Focus Value+Growth Portfolio transferred to Growth and Income Portfolio in the reorganization will be the same in the hands of Growth and Income Portfolio as the basis of such assets in the hands of Focus Value+Growth Portfolio immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Focus Value+Growth Portfolio transferred to Growth and Income Portfolio in the reorganization in the hands of Growth and Income Portfolio will include the periods during which such assets were held by Focus Value+Growth Portfolio.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Focus Value+Growth Portfolio normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. Growth and Income Portfolio intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. For both Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by Focus Value+Growth Portfolio’s shareholders, Focus Value+Growth Portfolio will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of Growth and Income Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Focus Value+Growth Portfolio	Growth and Income Portfolio	Pro Forma Adjustments	Growth and Income Portfolio— Pro Forma Combined
Net Assets
Class A Shares	$114,746,163	$171,673,086	—	$286,419,249
Class B Shares	$11,149,476	$33,071,330	—	$44,220,806

Total Net Assets	$125,895,639	$204,744,416	—	$330,640,055

Shares Outstanding
Class A Shares	8,194,607	18,483,989	4,156,971	30,835,567
Class B Shares	798,374	3,576,021	406,975	4,781,370

Net Asset Value Per Share
Class A Shares	$14.00	$9.29	—	$9.29
Class B Shares	$13.97	$9.25	—	$9.25

(1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Growth and Income Portfolio will be received by the shareholders of Focus Value+Growth Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth and Income Portfolio that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of December 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Growth and Income Portfolio will be the surviving Fund following the merger, and because Growth and Income Portfolio’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Focus Value+Growth Portfolio to Growth and Income Portfolio as contemplated by the Agreement.

The Trustees of the Trust, including the Disinterested Trustees, recommend approval of the merger.

V. Information About Voting and the Shareholder Special Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Focus Value+Growth Portfolio with and into Growth and Income Portfolio and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Focus Value+Growth Portfolio shareholders (the “Meeting”). The Meeting is to be held April 20, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about March 23, 2005.

As of February 9, 2005, Focus Value+Growth Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A	8,027,999.11
Class B	777,150.57

Only shareholders of record on February 9, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Focus Value+Growth Portfolio’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Focus Value+Growth Portfolio entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Focus Value+Growth Portfolio at the close of business on February 9, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Focus Value+Growth Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Focus Value+Growth Portfolio as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    As of February 9, 2005, the officers and Trustees of the Trust and of Scudder Variable Series I, each as a group, beneficially owned less than 1% of the outstanding shares of Focus Value+Growth Portfolio and Growth and Income Portfolio, respectively. To the best of the knowledge of Focus Value+Growth Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Focus Value+Growth Portfolio as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE SVSII 440 LINCOLN ST WORCESTER MA 01653-0002	50.30%

A	KEMPER INVESTORS LIFE WINDY POINT II 1600 MCCONNOR PKWY SCHAUMBURG IL 60196-6800	13.81%

A	ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W PO BOX 19097 GREENVILLE SC 29602-9097	34.23%

B	THE MANUFACTURES LIFE INS CO (USA) 500 BOYLSTON ST STE 400 BOSTON MA 02116-3739	88.52%

B	TRAVELERS LIFE & ANNUITY COMPANY 1 CITYPLACE HARTFORD CT 06103	5.70%

B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	5.63%

To the best of the knowledge of Growth and Income Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Growth and Income Portfolio as of February 9, 2005:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE INS CO 440 LINCOLN ST WORCESTER MA 01653-0002	21.12%

A	CHARTER NAT LIFE INS CO-HORIZON ATTN ACCTNG FINANCIAL CONTROL TEAM 544 LAKEVIEW PKWY VERNON HILLS IL 60061-1826	19.90%

A	ZURICH DESTINATIONS/ FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W PO BOX 19097 GREENVILLE SC 29602-9097	28.75%

B	UNITED OF OMAHA ATTN PRODUCT ACCOUNTING & REPORTING 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA NE 68175-0001	15.83%

B	THE MANUFACTURES LIFE INS CO (USA) 500 BOYLSTON ST STE 400 BOSTON MA 02116-3739	58.96%

B	TRAVELERS LIFE & ANNUITY COMPANY 1 CITYPLACE HARTFORD CT 06103	10.73%

B	TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	12.92%

Solicitation of Proxies.    As discussed above, shares of Focus Value+Growth Portfolio are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Focus Value+Growth Portfolio are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Growth Portfolio held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Focus Value+Growth Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Focus Value+Growth Portfolio for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Growth Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Growth and Income Portfolio, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $3,500. As the Meeting date approaches, certain shareholders of Focus Value+Growth Portfolio may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Focus Value+Growth Portfolio. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-877-288-6285. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Focus Value+Growth Portfolio, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [                ], 2005, by and among Scudder Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Growth and Income Portfolio (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Variable Series II (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of SVS Focus Value+Growth Portfolio (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

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1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

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1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A or Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3    The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 2, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

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3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

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4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any

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order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options,

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warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

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4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring

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Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and

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payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 15, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or

A-11

cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

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6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an

A-13

investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have adopted a new investment management fee schedule of 0.475% of average daily net assets for the first $250 million in assets, 0.450% of average daily net assets for the next $750 million in assets and 0.425% of average daily net assets exceeding $1 billion, and entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to 0.54% and 0.89%, respectively, excluding certain expenses, for the period commencing May 2, 2005 and ending May 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

A-14

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

A-15

Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares

A-16

and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 1, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and

A-18

the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER VARIABLE SERIES I, on behalf of Growth and Income Portfolio

Secretary	By:
Its:

Attest:	SCUDDER VARIABLE SERIES II, on behalf of SVS Focus Value+Growth Portfolio

Secretary	By:
Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

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EXHIBIT B

Financial Highlights

Growth and Income Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$8.50	$6.77	$8.90	$10.38	$10.96

Income (loss) from investment operations:
Net investment income[a]	.12	.07	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	.74	1.74	(2.12)	(1.23)	(.33)

Total from investment operations	.86	1.81	(2.05)	(1.14)	(.22)

Less distributions from:
Net investment income	(.07)	(.08)	(.08)	(.12)	(.15)
Net realized gains on investment transactions	—	—	—	(.22)	(.21)

Total distributions	(.07)	(.08)	(.08)	(.34)	(.36)

Net asset value, end of period	$9.29	$8.50	$6.77	$8.90	$10.38

Total Return (%)	10.16	26.74	(23.13)	(11.30)	(2.10)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172	161	135	185	185
Ratio of expenses before expense reductions (%)	.56	.59	.57	.57 [b]	.56
Ratio of expenses after expense reductions (%)	.56	.59	.57	.56 [b]	.56
Ratio of net investment income (loss) (%)	1.37	.91	.92	.94	1.06
Portfolio turnover rate (%)	33	37	66	67	65

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, and .81% and .81% for Class A and Class B, respectively.

B-1

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$8.47	$6.75	$8.87	$10.35	$10.93

Income (loss) from investment operations:
Net investment income[a]	.09	.05	.05	.06	.09
Net realized and unrealized gain (loss) on investment transactions	.73	1.73	(2.12)	(1.23)	(.33)

Total from investment operations	.82	1.78	(2.07)	(1.17)	(.24)

Less distributions from:
Net investment income	(.04)	(.06)	(.05)	(.09)	(.13)
Net realized gains on investment transactions	—	—	—	(.22)	(.21)

Total distributions	(.04)	(.06)	(.05)	(.31)	(.34)

Net asset value, end of period	$9.25	$8.47	$6.75	$8.87	$10.35

Total Return (%)	9.78	26.55	(23.40)	(11.56)	(2.33)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	18	7	10	13
Ratio of expenses before expense reductions (%)	.89	.85	.82	.82 [b]	.81
Ratio of expenses after expense reductions (%)	.89	.85	.82	.81 [b]	.81
Ratio of net investment income (loss) (%)	1.04	.65	.67	.69	.81
Portfolio turnover rate (%)	33	37	66	67	65

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, and .81% and .81% for Class A and Class B, respectively.

B-2

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at (877) 288-6285.

FSIII-FVG.VA

SFV_14953

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER VARIABLE SERIES I

GROWTH AND INCOME PORTFOLIO

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated March 18, 2005 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of SVS Focus Value+Growth Portfolio (“Focus Value+Growth Portfolio”) to be held on April 20, 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Growth and Income Portfolio is contained in the statement of additional information, dated May 1, 2004, as supplemented from time to time, for Class A and Class B shares of Growth and Income Portfolio, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Growth and Income Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 are incorporated herein by reference.

Further information about Focus Value+Growth Portfolio is contained in the statement of additional information, dated May 1, 2004, as supplemented from time to time, for Class A and Class B shares of Focus Value+Growth Portfolio and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Focus Value+Growth Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 are incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of Focus Value+Growth Portfolio and Growth and Income Portfolio as if the merger had been consummated on December 31, 2003, except as otherwise indicated.

The date of this Merger SAI is March 18, 2005.

APPENDIX A	A-1
APPENDIX B	B-1

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

CLASS A AND B SHARES

SCUDDER VARIABLE SERIES I

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series I (the “Fund”) dated May 1, 2004, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

Scudder Variable Series I offers a choice of nine portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The nine portfolios are:

MONEY MARKET PORTFOLIO

BOND PORTFOLIO

BALANCED PORTFOLIO

GROWTH AND INCOME PORTFOLIO

CAPITAL GROWTH PORTFOLIO

21ST CENTURY GROWTH PORTFOLIO

GLOBAL DISCOVERY PORTFOLIO

INTERNATIONAL PORTFOLIO

HEALTH SCIENCES PORTFOLIO

INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except Health Sciences Portfolio): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market Portfolio: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market Portfolio): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market Portfolio and Bond Portfolio): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market Portfolio): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market Portfolio): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market Portfolio): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For all Portfolios (except Money Market Portfolio): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

8.	For all Portfolios (except Money Market Portfolio): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

9.	For Money Market Portfolio: to lend portfolio securities in an amount greater than 5% of its total assets; and

10.	For Money Market Portfolio: to invest more than 10% of total assets in non-affiliated registered investment companies.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Money Market Portfolio. Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market Portfolio purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations.

Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market Portfolio which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market Portfolio rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market Portfolio may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market Portfolio may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market Portfolio consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

Bond Portfolio. Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities.

Balanced Portfolio. Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities.

The portfolio normally invests between 50% and 75% of its net assets in common stocks and other equity securities and 25% to 50% of its net assets in investment grade bonds and other fixed-income securities. For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers’ acceptances, and certificates of deposit issued by domestic and foreign branches of US banks. The Portfolio may also enter into repurchase agreements with respect to US Government securities.

Not less than 50% of the Portfolio’s debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the US Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged at the time of purchase, by the Advisor to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Advisor.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

Growth and Income Portfolio. Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

Capital Growth Portfolio. Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

21st Century Growth Portfolio. 21st Century Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

For temporary defensive purposes the Portfolio may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Portfolio may hold without limit, cash, high grade debt securities, without equity features, which are rated Aaa, Aa or A by Moody’s or AAA, AA or A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality, US Government securities and invest in money market instruments which are rated in the two highest categories by Moody’s or S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality.

Global Discovery Portfolio. Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

International Portfolio. International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

Health Sciences Portfolio. Under normal circumstances, Health Sciences Portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. Health Sciences Portfolio may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

Scudder Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of eight diversified portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio, and one non-diversified portfolio: Health Sciences Portfolio (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market Portfolio, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Distribution Plan. There are currently no outstanding Class B shares of Bond Portfolio or Balanced Portfolio.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market Portfolio) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. Health Sciences Portfolio may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. Balanced, 21st Century Growth, Global Discovery, International and Health Sciences Portfolios may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Balanced, Growth and Income, Capital Growth and International Portfolios’ investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the of 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eastern Europe. Global Discovery Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a Portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Currency Transactions. Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio and International Portfolio may enter into forward foreign currency exchange contracts (“forward contracts”) for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements. International Portfolio may also enter into foreign currency futures contracts and foreign currency options.

Because investments in foreign companies usually will involve currencies of foreign countries, and because the Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Portfolios value their assets daily in terms of US dollars, they do not intend to convert their holdings of foreign currencies into US dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or, in the case of International Portfolio, futures contracts to purchase or sell foreign currencies.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. The agreed price may be fixed or within a specified range of prices. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange. Futures contracts involve brokerage costs, which may vary from less than 1% to 2.5% of the contract price, and require parties to the contract to make “margin” deposits to secure performance of the contract. International Portfolio would also be required to segregate assets to cover contracts that would require it to purchase foreign currencies. International Portfolio would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

Forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and they may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Upon the maturity of a forward or foreign currency futures contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A Portfolio may enter into forward contracts and foreign currency futures contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency. The precise matching of the forward or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio’s foreign assets.

The Portfolios do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward or foreign currency futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, Brown Brothers Harriman & Co. or State Street Bank and Trust Company (each a “Custodian”), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward contracts (or the Portfolio’s forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio’s commitments with respect to such contracts.

The Portfolios generally will not enter into a forward or foreign currency futures contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

While the Portfolios will enter into forward and, in the case of International Portfolio, foreign currency futures contracts and foreign currency options to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio’s holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

International Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio’s securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, International Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

International Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. Bond Portfolio may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. Balanced Portfolio may invest up to 20% of its debt securities in non-US dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-US dollar-denominated foreign equity securities. Growth and Income Portfolio may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. Capital Growth Portfolio may invest up to 25% of its assets, and 21st Century Growth Portfolio, Global Discovery and International Portfolio may invest without limit, in non-US dollar-denominated equity securities of foreign issuers. However, 21st Century Growth Portfolio has no current intention of investing more than 20% of its net assets in foreign securities.

Foreign Securities. Investments in foreign securities involve certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may adversely affect a portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a portfolio seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a portfolio may hold foreign currencies and forward foreign currency exchange contracts (“forward contracts”), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a portfolio may incur costs in connection with conversions between various currencies. Although a portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, however, and investors should be aware of the costs of currency conversion.

Futures Contracts. The Fund may, on behalf of Bond Portfolio, Balanced Portfolio and International Portfolio, purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s debt securities. In addition, the Fund may, on behalf of the Portfolios, purchase and sell securities index futures to hedge the equity securities of a Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. Each of these Portfolios may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the “CFTC” or on appropriate foreign exchanges, to the extent permitted by law. Even though at the present time no contracts based on global indices which meet International Portfolio’s investment criteria are available, there are US stock indices which may be used to hedge US securities held in that Portfolio.

Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities — assuming a “long” position — the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

High Yield/High Risk Bonds. Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio and Global Discovery Portfolio may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. Bond Portfolio and Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market Portfolio) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. Bond, Balanced, Capital Growth, 21st Century Growth, Global Discovery, Health Sciences and International Portfolios may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust and Scudder Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries’ GDP. However, general decline in oil prices has had an adverse impact on many economies.

Foreign securities such as those purchased by certain Portfolios may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for US federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio. (See “Dividends, Capital Gains and Taxes.”)

Investing in Emerging Markets. A Portfolio’s investments in foreign securities may be in developed countries or in countries considered by a Portfolio’s Advisor to have developing or “emerging” markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and therefore no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, particularly in emerging markets, are generally higher than costs associated with transactions in US securities. Such transactions may also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio’s holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio’s identification of such condition until the date of the Securities and Exchange Commission action, a Portfolio’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Portfolio’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Portfolio’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Portfolio’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the “EC”) and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal’s government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey’s economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the “GDP”) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey’s substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Portfolio’s investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Global Discovery Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Portfolio could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US. Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which Portfolio securities are denominated may have a detrimental impact on the Portfolio’s net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Portfolio’s investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Portfolio may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Portfolio’s investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Health Sciences Portfolio may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Limitations on the Use of Futures Contracts and Options on Futures. All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the “SEC”.

To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio’s futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under “Investment Restrictions” in the Fund’s prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Bond Portfolio, Balanced Portfolio, Global Discovery Portfolio and Growth and Income Portfolio may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Bond Portfolio and Balanced Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. The Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. Bond Portfolio and Balanced Portfolio may each invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Bond Portfolio and Balanced Portfolio may each acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. Bond Portfolio and Balanced Portfolio have no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Options. The Fund may, on behalf of each of the Bond, Balanced, Capital Growth and International Portfolios, write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period. (See “Strategic Transactions and Derivatives.”)

The Fund will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which the Fund writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

Balanced, Capital Growth and International Portfolios may each write covered call and put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives. The Portfolios may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolios. Each Portfolio has no current intention of writing options on more than 5% of its net assets.

When the Fund, on behalf of the Balanced, Capital Growth and International Portfolios, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian US Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of each Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

A Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.”

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Balanced, Capital Growth and International Portfolios will normally purchase put options in anticipation of a decline in the market value of securities in their portfolios (“protective puts”) or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio’s portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund, on behalf of a Portfolio, may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Advisor will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities “covering” the Fund’s obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund’s Trustees.

Options on Futures. For bona fide hedging purposes, the Fund may also purchase and write, on behalf of each of the Bond, Balanced, Capital Growth and International Portfolios, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A “call” option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A “put” option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires. (See “Strategic Transactions and Derivatives.”)

Upon the exercise of a “call,” the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a “put,” the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a “call,” or a short futures position, in the case of a “put,” his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio’s ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Advisor’s opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Bond Portfolio and Balanced Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Bond Portfolio and Balanced Portfolio may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require Bond Portfolio and Balanced Portfolio to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). Bond Portfolio, Growth and Income Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market Portfolio, may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market Portfolio, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. Bond Portfolio, Balanced Portfolio, Capital Growth Portfolio and International Portfolio may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives”.)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of the Money Market Portfolio, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. Health Sciences Portfolio may make short sales of common stocks if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of Balanced, Growth and Income, Capital Growth or International Portfolios with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives”.)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS™”) and Certificate of Accrual on Treasuries (“CATS™”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market Portfolio, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. Bond Portfolio and Balanced Portfolio may each invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on

Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. On behalf of the Money Market Portfolio, the Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market Portfolio) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. Bond, Balanced, Growth and Income, Capital Growth and Global Discovery Portfolios may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. Applicable to Bond, Growth and Income, 21st Century Growth, Global Discovery and Health Sciences Portfolios.

Bond Portfolio, Growth and Income Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, Bond, Growth and Income Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for Bond Portfolio) will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

Each Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counseling firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”), reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Board of Trustees.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus, as of the date of the Portfolio’s prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on August 12, 2003. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2004 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2003	2002	2001
Money Market Portfolio	0.370%	$314,670	$449,733	$475,038
Bond Portfolio	0.475%	867,690	755,776	745,082
Balanced Portfolio	0.475%	643,415	716,548	841,094
Growth and Income Portfolio	0.475%	730,659	808,530	886,970
Capital Growth Portfolio*		2,927,691	3,274,898	4,293,640
21st Century Growth Portfolio**	0.875%	367,279	343,247	272,234
Global Discovery Portfolio***	0.975%	1,456,437	1,401,011	1,481,960
International Portfolio+		3,810,737	4,282,369	5,296,558
Health Sciences Portfolio++		662,973	520,626	94,344

*	The investment management fee for the Capital Growth Portfolio is calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.46%, 0.47% and 0.47% for the fiscal years ended December 31, 2001, 2002 and 2003, respectively.
**	Until April 30, 2005, the Advisor has agreed to limit total operating expenses of 21st Century Growth Portfolio to 1.50%, of average daily net assets for Class A and 1.75% of average daily net assets for Class B.
***	Until April 30, 2005, the Advisor agreed to waive all or a portion of its management fee to limit the expenses of Global Discovery Portfolio to 1.25% of average daily net assets for Class A and 1.65% of average daily net assets for Class B.
+	The investment management fee for the International Portfolio is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.84%, 0.87% and 0.875% for the fiscal years ended December 31, 2001, 2002 and 2003, respectively.
++	Health Sciences Portfolio commenced operations on May 1, 2001. The investment management fee for the Health Sciences Portfolio is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation equivalent to an annual effective rate of 0.56% during the fiscal year 2001 and during this period the Advisor waived $23,371. The Advisor received compensation at an annual rate of 0.75% for each of the fiscal years ended December 31, 2002 and 2003. Until April 30, 2005, the Advisor has agreed to maintain the expenses, excluding 12b-1 fees, to 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and Scudder Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements for Scudder Variable Series I Fund and the Sub-Advisory Agreements for Bond Portfolio and International Portfolio

As noted above, the Board of Trustees of Scudder Variable Series I approved the continuation of each Portfolio’s current agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Portfolios. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Portfolios; investment performance, the Portfolios themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Portfolios and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Portfolios. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Portfolios. The Trustees approved the subadvisory agreements for International Portfolio and Bond Portfolio on August 12, 2003 and April 12, 2004, respectively.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Portfolios and the Advisor. To the extent they deemed them relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of that acquisition of the Advisor. The Independent Trustees also considered similar factors regarding the subadvisor for Bond Portfolio and International Portfolio, to the extent applicable.

Subadvisor — Bond Portfolio and International Portfolio

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Bond Portfolio and International Portfolio and is responsible for managing each Portfolio’s assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The Advisor compensates DeAMIS out of the management fee it receives from each portfolio.

Effective August 5, 2003 the Advisor pays DeAMIS for its services a sub-advisory fee rate, payable monthly at the annual rate of 0.438% of International Portfolio’s average weekly net assets. The Advisor pays DeAMIS for its services a sub-advisory fee rate, payable monthly at the annual rate of 0.50% of Bond Portfolio’s average weekly net assets.

The sub-advisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreements were first approved on April 12, 2004 and June 11, 2002 for Bond Portfolio and International Portfolio, respectively, and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The continuation of International Portfolio’s sub-advisory agreement was approved on August 12, 2003. The sub-advisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios, and will terminate automatically upon assignment or upon termination of the Portfolios’ investment management agreement.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, Scudder Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares*	Fiscal Year 2002	Fiscal Year 2003
Growth and Income Portfolio	$20,214	$27,480
Capital Growth Portfolio	$1,484	$18,025
21st Century Growth Portfolio	$30	$6,246
Global Discovery Portfolio	$13,767	$19,924
International Portfolio	$13,199	$35,650
Health Sciences Portfolio	$54	$12,477

*	Bond Portfolio and Balanced Portfolio do not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisers and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. SISC receives no fee for its services to the Fund. These expenses will be billed by SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, Capital Growth, Health Sciences and 21st Century Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Accountants and Reports to Shareholders

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market Portfolio pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth, Health Sciences Portfolio and 21st Century Growth Portfolio each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Global Discovery and International Portfolios each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. SFAC computes net asset value for the Portfolios. The Fund pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and SSB, SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

The table below shows the fees paid to SFAC for the last three fiscal years.

Portfolio	Fiscal 2003	Fiscal 2002	Fiscal 2001
Money Market Portfolio	$30,276	$28,979	$31,500
Bond Portfolio	$78,258	$59,250	$45,115
Balanced Portfolio	$59,616	$57,366	$61,696
Growth and Income Portfolio	$68,392	$69,585	$69,932
Capital Growth Portfolio	$108,362	$116,650	$132,101
21st Century Growth Portfolio	$44,980	$42,245	$45,285
Global Discovery Portfolio	$125,625	$142,659	$148,091
International Portfolio	$326,304	$353,261	$434,504
Health Sciences Portfolio	$47,373	$57,322	$33,884	*

*	From May 1, 2001 (commencement of operations) through December 31, 2001.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Portfolio. The term “research services”, may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Portfolio. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years as applicable and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

Portfolio	Fiscal 2001	Fiscal 2002	Fiscal 2003	Allocated to Firms Based on Research in Fiscal 2003
Money Market Portfolio	$0	$0	$0	$0
Bond Portfolio	$0	$0	$0	$0
Balanced Portfolio	$241,759	$146,093	$28,854	$6,013
Growth And Income Portfolio	$262,263	$293,418	$141,538	$21,520
Capital Growth Portfolio	$609,731	$351,893	$186,147	$16,781
21st Century Growth Portfolio	$35,604	$115,527	$214,675	$17,723
Global Discovery Portfolio	$224,998	$225,802	$209,722	$17,620
International Portfolio	$2,449,189	$1,852,650	$1,586,007	$1,925
Health Sciences Portfolio*	$38,237	$107,097	$160,579	$33,227

*	Commenced operations May 1, 2001

The Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. No recapture arrangements are currently in effect.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/02	12/31/03
Bond Portfolio	262%	242%
Balanced Portfolio	141%	99%
Growth and Income Portfolio	66%	37%
Capital Growth Portfolio	25%	13%
Global Discovery Portfolio	47%	41%
International Portfolio	123%	119%
21st Century Growth Portfolio	72%	113%
Health Sciences Portfolio*	53%	64%

Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market Portfolio will have no portfolio turnover.

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the security holders of the Fund or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur. Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

DIVIDENDS, CAPITAL GAINS AND TAXES

Money Market Portfolio

The net investment income of Money Market Portfolio is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market Portfolio incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market Portfolio)

Each Portfolio, except Money Market Portfolio, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market Portfolio, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Each Portfolio of the Fund has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Section 817(h) of the Code requires that the investments of a segregated asset account (a “Separate Account”) of an insurance company be “adequately diversified” as provided therein or in accordance with US Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. Each Portfolio intends to comply with applicable requirements so that the Portfolio’s investments are “adequately diversified” for this purpose. Section 817(h) and the US Treasury Regulations thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a Portfolio satisfies certain conditions, a Separate Account owning shares of the Portfolio will be treated as owning multiple investments consisting of the Separate Account’s proportionate share of each of the assets of the Portfolio. Each Portfolio intends to satisfy these conditions so that the shares of the Portfolio owned by a segregated asset account of an insurance company depositor will be treated as multiple investments. If, however, a Portfolio is not “adequately diversified” within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Portfolio may not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Portfolio is not “adequately diversified.”

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing discussion of US federal income tax law relates solely to the application of that law to US persons. Each shareholder which is not a US person should consider the US and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a US withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by it, where such amounts are treated as income from US sources under the Code.

For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, shareholders should consult the prospectus used in connection with the issuance of their particular contracts or policies. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Fund as of May 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of Scudder Variable Series I. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International, Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Interested Trustee and Officers [2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (1945) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003- present	Managing Director, Deutsche Investment Management Americas Inc (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	202

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Kenneth Murphy (1963) Vice President, 2002- present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002- present	Managing Director, Deutsche Asset Management (April 2000-present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003- present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997- present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins (1945) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common Board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Address: One South Street, Baltimore, Maryland
[4]	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Fund or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held one meeting on behalf of each Portfolio during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$9,795	$0	$163,000
Dawn-Marie Driscoll(1)	$10,492	$0	$179,780
Keith R. Fox	$10,082	$0	$169,780
Louis E. Levy(2)	$9,839	$0	$163,000
Jean Gleason Stromberg	$9,796	$0	$163,000
Jean C. Tempel	$9,591	$0	$158,000
Carl W. Vogt	$9,842	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.

(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Richard T. Hale	None	Over $100,000
Louis E. Levy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Jean C. Tempel	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of April 5, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund’s portfolios.

To the best of the Fund’s knowledge, as of April 5, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of April 5, 2004, 2,179,798 shares in the aggregate, or 22.74% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln Street, Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,242,556 shares in the aggregate, or 12.97% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,850,019 shares in the aggregate, or 61.04% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,485,735 shares in the aggregate, or 96.48% of the outstanding shares of Scudder Variable Series I: 21st Century Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co., (USA) 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,295,247 shares in the aggregate, or 34.51% of the outstanding shares of Scudder Variable Series I: Balanced Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,798,425 shares in the aggregate, or 14.45% of the outstanding shares of Scudder Variable Series I: Balanced Portfolio, Class A were held in the name of Lincoln Benefit Life Annuity-270, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,089,507 shares in the aggregate, or 40.89% of the outstanding shares of Scudder Variable Series I: Balanced Portfolio, Class A were held in the name of SAFECO-130, Mutual Fund Controllers, Separate Accounts Accounting, 4854 154th PL NE, Redmond, WA 98052-9664 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,475,917 shares in the aggregate, or 10.13% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,040,677 shares in the aggregate, or 12.44% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Lincoln Benefit Life Annuity-270, 2940 S. 84th Street, Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,356,853 shares in the aggregate, or 30.10% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Mutual of America, 320 Park Ave., New York, NY 10022-6815 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,620,009 shares in the aggregate, or 23.00% of the outstanding shares of Scudder Variable Series I: Bond Portfolio, Class A were held in the name of Mutual of America Sep. Acct. 2, 320 Park Ave., Saint Louis, MO 63122 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,371,840 shares in the aggregate, or 5.01% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,203,001 shares in the aggregate, or 15.22% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Mutual of America, 320 Park Ave., New York, NY 10022-6815 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 20,738,331 shares in the aggregate, or 43.83% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Mutual of America Sep. Acct. 2, 320 Park Ave., Saint Louis, MO 63122 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,322,511 shares in the aggregate, or 7.02% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,105,742 shares in the aggregate, or 91.40% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,958,487 shares in the aggregate, or 12.59% of the outstanding shares of Scudder Variable Series I: Capital Growth Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.,-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,984,775 shares in the aggregate, or 22.31% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,975,674 shares in the aggregate, or 11.06% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class A were held in the name of Allmerica Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 518,605 shares in the aggregate, or 35.11% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class B were held in the name of United of Omaha, Attn: Product Accounting and Reporting, 11th Floor, Mutual of Omaha Plaza, Omaha, NE 68175-0001 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,638,638 shares in the aggregate, or 53.96% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 871,472 shares in the aggregate, or 59.00% of the outstanding shares of Scudder Variable Series I: Global Discovery Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,319,159 shares in the aggregate, or 23.20% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,245,066 shares in the aggregate, or 22.80% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 696,509 shares in the aggregate, or 28.64% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, 11th Floor, Mutual of Omaha Plaza, Omaha, NE 68175-0001 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,512,674 shares in the aggregate, or 29.61% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,495,066 shares in the aggregate, or 61.48% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co., (USA) 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 136,642 shares in the aggregate, or 5.62% of the outstanding shares of Scudder Variable Series I: Growth and Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,596,253 shares in the aggregate, or 27.17% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,893,652 shares in the aggregate, or 72.13% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,186,161 shares in the aggregate, or 92.63% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 69,534 shares in the aggregate, or 5.43% of the outstanding shares of Scudder Variable Series I: Health Sciences Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,000,975 shares in the aggregate, or 29.98% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class B were held in the name of Metlife Inv. Variable Ann. Acct. 1, 501 Boylston St., Boston, MA 02116-3769 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,081,530 shares in the aggregate, or 7.03% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Allmerica Life Ins. Co., 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,389,778 shares in the aggregate, or 7.56% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,985,334 shares in the aggregate, or 13.76% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Mutual of America, 320 Park Ave., New York, NY 10022-6815 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,001,896 shares in the aggregate, or 20.67% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Mutual of America, Sep. Acct. 2, 320 Park Ave., St. Louis, MO 63122 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,924,391 shares in the aggregate, or 6.76% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Union Central Esp. International, P.O. Box 179, Cincinnati, OH 45201-0179 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,421,922 shares in the aggregate, or 17.95% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class A were held in the name of Zurich Destinations/Farmers Fund, C/O Kilico Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,062,664 shares in the aggregate, or 61.79% of the outstanding shares of Scudder Variable Series I: International Portfolio, Class B were held in the name of The Manufactures Life Ins. Co., (USA) 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,627,020 shares in the aggregate, or 7.46% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Intramerica Horizon Financial Control, P.O. Box 94200, Palatine, IL 60094-4200 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 28,655,769 shares in the aggregate, or 46.19% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Charter Nat. Life Ins. Co.-Horizon, 2940 S. 84th St., Lincoln, NE 68506-4142 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,153,116 shares in the aggregate, or 6.69% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Paragon Multi-Manager, 190 Carondelet Plz., Saint Louis, MO 63105-3443 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,354,833 shares in the aggregate, or 16.69% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of Union Cen. Individual Money Market, P.O Box 179, Cincinnati, OH 45201-0179 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,140,144 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Variable Series I: Money Market Portfolio, were held in the name of ING USA Annuity & Life Insurance Co., 151 Farmington Ave., Hartford, CT 06156-0001 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Louis E. Levy		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, Scudder Distributors, Inc., at 1-800-778-1482 or write Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of Scudder Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers nine portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market Portfolio, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market Portfolio would be voted upon only by shareholders of Money Market Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

ADDITIONAL INFORMATION

The CUSIP number of Money Market Portfolio is 81123R 10 2.

The CUSIP number of Bond Portfolio Class A shares is 81123R 20 1.

The CUSIP number of Bond Portfolio Class B shares is 81123R 83 9.

The CUSIP number of Balanced Portfolio Class A shares is 81123R 40 9.

The CUSIP number of Balanced Portfolio Class B shares is 81123R 81 3.

The CUSIP number of Growth and Income Portfolio Class A shares is 81123R 8 54.

The CUSIP number of Growth and Income Portfolio Class B shares is 81123R 77 1.

The CUSIP number of Capital Growth Portfolio Class A shares is 81123R 30 0.

The CUSIP number of Capital Growth Portfolio Class B shares is 81123R 82 1.

The CUSIP number of 21st Century Growth Portfolio Class A shares is 81123R 74 8.

The CUSIP number of 21st Century Growth Portfolio Class B shares is 81123R 73 0.

The CUSIP number of Global Discovery Portfolio Class A shares is 81123R 84 7.

The CUSIP number of Global Discovery Portfolio Class B shares is 81123R 78 9.

The CUSIP number of International Portfolio Class A shares is 81123R 50 8.

The CUSIP number of International Portfolio Class B shares is 81123R 79 7.

The CUSIP number of Health Sciences Portfolio Class A shares is 81123R 72 2.

The CUSIP number of Health Sciences Portfolio Class B shares is 81123R 71 4.

Each Portfolio has a December 31 fiscal year end.

The name “Scudder Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of Scudder Variable Series I are comprised of the following:

Money Market Portfolio

Balanced Portfolio

Bond Portfolio

Growth and Income Portfolio

Capital Growth Portfolio

21st Century Growth Portfolio

Global Discovery Portfolio

International Portfolio

Health Sciences Portfolio

The financial statements, including the investment portfolios of Scudder Variable Series I, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2003, and are hereby deemed to be part of this Statement of Additional Information.

Information concerning portfolio holdings of a Portfolio as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

HAB-054

APPENDIX B

Pro Forma

Portfolio of Investments

as of December 31, 2004 (UNAUDITED)

	Growth and Income Portfolio Par/ Share Amount	SVS Focus Value+ Growth Portfolio Par/ Share Amount	Growth and Income Portfolio — Pro Forma Combined Par/Share Amount	Growth and Income Portfolio Market Value ($)	SVS Focus Value+ Growth Portfolio Market Value ($)	Growth and Income Portfolio — Pro Forma Combined Market Value ($)
Common Stocks 98.0%
Consumer Discretionary 11.2%
Hotels Restaurants & Leisure 1.5%
McDonald’s Corp.	45,000	—	45,000	1,442,700	—	1,442,700
Starbucks Corp.	—	58,000	58,000	—	3,616,880	3,616,880

				1,442,700	3,616,880	5,059,580

Internet & Catalog Retail 1.4%
eBay, Inc.	—	40,100	40,100	—	4,662,828	4,662,828

Media 3.2%
Comcast Corp. “A”	73,300	—	73,300	2,407,172	—	2,407,172
Interpublic Group of Companies, Inc.	104,600	—	104,600	1,401,640	—	1,401,640
Time Warner, Inc.	209,600	—	209,600	4,074,624	—	4,074,624
Viacom, Inc. “B”	77,400	—	77,400	2,816,586	—	2,816,586

				10,700,022	—	10,700,022

Multiline Retail 2.3%
Dollar General Corp.	64,500	—	64,500	1,339,665	—	1,339,665
Target Corp.	53,200	67,000	120,200	2,762,676	3,479,310	6,241,986

				4,102,341	3,479,310	7,581,651

Specialty Retail 2.8%
Borders Group, Inc.	—	31,250	31,250	—	793,750	793,750
Home Depot, Inc.	—	52,165	52,165	—	2,229,532	2,229,532
Sherwin-Williams Co.	48,400	—	48,400	2,160,092	—	2,160,092
Staples, Inc.	48,300	23,340	71,640	1,628,193	786,792	2,414,985
The Gap, Inc.	77,800	—	77,800	1,643,136	—	1,643,136

				5,431,421	3,810,074	9,241,495

Consumer Staples 10.7%
Beverages 1.9%
Anheuser-Busch Companies, Inc.	22,000	—	22,000	1,116,060	—	1,116,060
Coca-Cola Co.	55,400	—	55,400	2,306,302	—	2,306,302
PepsiCo, Inc.	53,400	—	53,400	2,787,480	—	2,787,480

				6,209,842	—	6,209,842

Food & Staples Retailing 2.0%
Safeway, Inc.	53,900	—	53,900	1,063,986	—	1,063,986
Wal-Mart Stores, Inc.	49,200	—	49,200	2,598,744	—	2,598,744
Whole Foods Market, Inc.	—	30,200	30,200	—	2,879,570	2,879,570

				3,662,730	2,879,570	6,542,300

Food Products 1.0%
General Mills, Inc.	30,900	—	30,900	1,536,039	—	1,536,039
Hershey Foods Corp.	29,200	—	29,200	1,621,768	—	1,621,768

				3,157,807	—	3,157,807

Personal Products 1.5%
Avon Products, Inc.	49,100	—	49,100	1,900,170	—	1,900,170
Estee Lauder Companies, Inc. “A”	—	67,200	67,200	—	3,075,744	3,075,744

				1,900,170	3,075,744	4,975,914

Tobacco 4.3%
Altria Group, Inc.	33,700	111,100	144,800	2,059,070	6,788,210	8,847,280
Reynolds American, Inc.	—	8,825	8,825	—	693,645	693,645
UST, Inc.	—	94,920	94,920	—	4,566,601	4,566,601

				2,059,070	12,048,456	14,107,526

Energy 6.0%
Energy Equipment & Services 0.6%
Baker Hughes, Inc.	43,400		43,400	1,851,878	—	1,851,878
Oil & Gas 5.4%
Apache Corp.	—	1,200	1,200	—	60,684	60,684
Burlington Resources, Inc.	—	900	900	—	39,150	39,150
ChevronTexaco Corp.	49,500	12,150	61,650	2,599,245	637,996	3,237,241
ConocoPhillips	—	1,300	1,300	—	112,879	112,879
Devon Energy Corp.	40,200	46,690	86,890	1,564,584	1,817,175	3,381,759
EnCana Corp.	—	4,400	4,400	—	251,064	251,064
ExxonMobil Corp.	146,014	—	146,014	7,484,678	—	7,484,678
Kerr-McGee Corp.	—	16,350	16,350	—	944,866	944,866
Occidental Petroleum Corp.	—	3,099	3,099	—	180,858	180,858
Total SA (ADR)	20,090	—	20,090	2,206,685	—	2,206,685

				13,855,192	4,044,672	17,899,864

Financials 21.7%
Banks 5.5%
Bank of America Corp.	102,500	48,420	150,920	4,816,475	2,275,256	7,091,731
PNC Financial Services Group	—	17,510	17,510	—	1,005,774	1,005,774
Sovereign Bancorp, Inc.	—	48,810	48,810	—	1,100,666	1,100,666
US Bancorp.	54,600	28,700	83,300	1,710,072	898,884	2,608,956
Wachovia Corp.	55,700	—	55,700	2,929,820	—	2,929,820
Washington Mutual, Inc.	—	85,251	85,251	—	3,604,412	3,604,412

				9,456,367	8,884,992	18,341,359

Capital Markets 3.3%
Lehman Brothers Holdings, Inc.	31,400	—	31,400	2,746,872	—	2,746,872
Merrill Lynch & Co., Inc.	—	59,300	59,300	—	3,544,361	3,544,361
Morgan Stanley	82,000	—	82,000	4,552,640	—	4,552,640

				7,299,512	3,544,361	10,843,873

Consumer Finance 1.0%
American Express Co.	—	59,300	59,300	—	3,342,741	3,342,741
Diversified Financial Services 9.0%
CIT Group, Inc.	23,900	—	23,900	1,095,098	—	1,095,098
Citigroup, Inc.	145,000	—	145,000	6,986,100	—	6,986,100
Fannie Mae	20,700	85,050	105,750	1,474,047	6,056,410	7,530,457
Freddie Mac	—	112,150	112,150	—	8,265,455	8,265,455
JPMorgan Chase & Co.	64,400	86,500	150,900	2,512,244	3,374,365	5,886,609

				12,067,489	17,696,230	29,763,719

Insurance 2.9%
Ambac Financial Group, Inc.	21,100	—	21,100	1,732,943	—	1,732,943
American International Group, Inc.	50,200	22,500	72,700	3,296,634	1,477,575	4,774,209
Hartford Financial Services Group, Inc.	21,000	—	21,000	1,455,510	—	1,455,510
MetLife, Inc.	37,800	—	37,800	1,531,278	—	1,531,278

				8,016,365	1,477,575	9,493,940

Health Care 13.1%
Biotechnology 2.8%
Amgen, Inc.	49,400	—	49,400	3,169,010	—	3,169,010
Genentech, Inc.	—	74,800	74,800	—	4,072,112	4,072,112
Gilead Sciences, Inc.	—	53,600	53,600	—	1,875,464	1,875,464

				3,169,010	5,947,576	9,116,586

Health Care Equipment & Supplies 1.2%
Becton, Dickinson & Co.	—	10,675	10,675	—	606,340	606,340
Biomet, Inc.	48,050	—	48,050	2,084,889	—	2,084,889
Guidant Corp.	19,200	—	19,200	1,384,320	—	1,384,320

				3,469,209	606,340	4,075,549

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	—	15,050	15,050	—	883,134	883,134
Cardinal Health, Inc.	—	5,750	5,750	—	334,363	334,363
Caremark Rx, Inc.	49,500	—	49,500	1,951,785	—	1,951,785
HCA, Inc.	—	20,875	20,875	—	834,165	834,165
Laboratory Corp. of America Holdings	—	23,890	23,890	—	1,190,200	1,190,200
Medco Health Solutions, Inc.	—	22,062	22,062	—	917,779	917,779
Quest Diagnostics, Inc.	—	10,720	10,720	—	1,024,296	1,024,296
WellPoint, Inc.	12,700	—	12,700	1,460,500	—	1,460,500

				3,412,285	5,183,937	8,596,222

Pharmaceuticals 6.5%
Allergan, Inc.	22,900	—	22,900	1,856,503	—	1,856,503
Bristol-Myers Squibb Co.	—	55,170	55,170	—	1,413,455	1,413,455
Eli Lilly & Co.	22,000	35,600	57,600	1,248,500	2,020,300	3,268,800
Johnson & Johnson	73,000	—	73,000	4,629,660	—	4,629,660
Merck & Co., Inc.	—	46,900	46,900	—	1,507,366	1,507,366
Pfizer, Inc.	183,600	94,500	278,100	4,937,004	2,541,105	7,478,109
Wyeth	28,900	5,525	34,425	1,230,851	235,310	1,466,161

				13,902,518	7,717,536	21,620,054

Industrials 9.9%
Aerospace & Defense 2.2%
Honeywell International, Inc.	81,600	—	81,600	2,889,456	—	2,889,456
United Technologies Corp.	43,400	—	43,400	4,485,390	—	4,485,390

				7,374,846	—	7,374,846

Industrial Conglomerates 5.8%
3M Co.	28,600	—	28,600	2,347,202	—	2,347,202
General Electric Co.	238,500	101,200	339,700	8,705,250	3,693,800	12,399,050
Tyco International Ltd.	94,400	25,850	120,250	3,373,856	923,879	4,297,735

				14,426,308	4,617,679	19,043,987

Machinery 1.9%
Deere & Co.	33,800	—	33,800	2,514,720	—	2,514,720
Parker-Hannifin Corp.	48,700	—	48,700	3,688,538	—	3,688,538

				6,203,258	—	6,203,258

Information Technology 18.3%
Communications Equipment 1.7%
Cisco Systems, Inc.	195,300	—	195,300	3,769,290	—	3,769,290
Motorola, Inc.	109,800	—	109,800	1,888,560	—	1,888,560

				5,657,850	—	5,657,850

Computers & Peripherals 3.7%
Apple Computer, Inc.	—	54,800	54,800	—	3,529,120	3,529,120
Dell, Inc.	64,300	—	64,300	2,709,602	—	2,709,602
EMC Corp.	168,000	—	168,000	2,498,160	—	2,498,160
International Business Machines Corp.	36,800	—	36,800	3,627,744	—	3,627,744

				8,835,506	3,529,120	12,364,626

Electronic Equipment & Instruments 0.9%
Agilent Technologies, Inc.	—	126,700	126,700	—	3,053,470	3,053,470
Internet Software & Services 2.8%
Google, Inc. “A”	—	18,700	18,700	—	3,610,970	3,610,970
Yahoo!, Inc.	44,400	104,000	148,400	1,672,992	3,918,720	5,591,712

				1,672,992	7,529,690	9,202,682

IT Consulting & Services 1.1%
Accenture Ltd. “A”	65,900	—	65,900	1,779,300	—	1,779,300
Electronic Data Systems Corp.	—	82,525	82,525	—	1,906,328	1,906,328

				1,779,300	1,906,328	3,685,628

Semiconductors & Semiconductor Equipment 2.1%
Altera Corp.	58,700	—	58,700	1,215,090	—	1,215,090
Analog Devices, Inc.	31,600	—	31,600	1,166,672	—	1,166,672
Marvell Technology Group Ltd.	—	71,100	71,100	—	2,521,917	2,521,917
Texas Instruments, Inc.	85,500	—	85,500	2,105,010	—	2,105,010

				4,486,772	2,521,917	7,008,689

Software 6.0%
Electronic Arts, Inc.	—	63,700	63,700	—	3,929,016	3,929,016
Microsoft Corp.	276,600	123,300	399,900	7,387,986	3,293,343	10,681,329
Oracle Corp.	224,400	—	224,400	3,078,768	—	3,078,768
Symantec Corp.	35,100	—	35,100	904,176	—	904,176
VERITAS Software Corp.	47,400	—	47,400	1,353,270	—	1,353,270

				12,724,200	7,222,359	19,946,559

Materials 2.6%
Chemicals 1.4%
E.I. du Pont de Nemours & Co.	34,800	—	34,800	1,706,940	—	1,706,940
Monsanto Co.	49,400	—	49,400	2,744,170	—	2,744,170

				4,451,110	—	4,451,110

Metals & Mining 0.5%
Alcoa, Inc.	51,200	—	51,200	1,608,704	—	1,608,704
Paper & Forest Products 0.7%
Georgia-Pacific Corp.	59,300	—	59,300	2,222,564	—	2,222,564
Telecommunication Services 2.4%
Diversified Telecommunication Services 1.8%
ALLTEL Corp.	25,500	—	25,500	1,498,380	—	1,498,380
Sprint Corp.	72,600	—	72,600	1,804,110	—	1,804,110
Verizon Communications, Inc.	67,672	—	67,672	2,741,393	—	2,741,393

				6,043,883	—	6,043,883

Wireless Telecommunication Services 0.6%
Nextel Communications, Inc. “A”	—	67,000	67,000	—	2,010,000	2,010,000
Utilities 2.1%
Electric Utilities
Entergy Corp.	14,800	—	14,800	1,000,332	—	1,000,332
Exelon Corp.	72,800	—	72,800	3,208,296	—	3,208,296
PG&E Corp.	55,200	—	55,200	1,837,056	—	1,837,056
TXU Corp.	15,500	—	15,500	1,000,680	—	1,000,680

				7,046,364	—	7,046,364

Total Common Stocks (Cost $166,272,666, $103,076,220 and $269,348,886, respectively)				199,699,585	124,409,385	324,108,970

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24%
Total Cash Equivalents (Cost $7,131,937, $1,256,952 and $8,388,889, respectively)	7,131,937	1,256,952	8,388,889	7,131,937	1,256,952	8,388,889
Total Investment Portfolio (Cost $173,404,603, $104,333,172 and $277,737,775, respectively) 100.6%				206,831,522	125,666,337	332,497,859
Other Assets and Liabilities, Net (0.6)%				(2,087,106)	229,302	(1,857,804)

Net Assets 100.0%				204,744,416	125,895,639	330,640,055

Capitalization. The following table sets forth the unaudited capitalization of each Portfolio as of December 31, 2004 and of Growth and Income Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	SVS Focus Value+Growth Portfolio	Growth and Income Portfolio	Pro Forma Adjustments	Growth and Income Portfolio — Pro Forma Combined
Net Assets
Class A Shares	$114,746,163	$171,673,086	—	$286,419,249
Class B Shares	$11,149,476	$33,071,330	—	$44,220,806

Total Net Assets	$125,895,639	$204,744,416	—	$330,640,055

Shares Outstanding
Class A Shares	8,194,607	18,483,989	4,156,971	30,835,567
Class B Shares	798,374	3,576,021	406,975	4,781,370
Net Asset Value Per Share
Class A Shares	$14.00	$9.29	—	$9.29
Class B Shares	$13.97	$9.25	—	$9.25

(1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Growth and Income Portfolio will be received by the shareholders of SVS Focus Value+Growth Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth and Income Portfolio that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2004 (UNAUDITED)

	SVS Focus Value+Growth Portfolio	Growth and Income Portfolio	Pro Forma Adjustments	Growth and Income Portfolio — Pro Forma Combined
Investments, at value	$125,666,337	$206,831,522	$—	$332,497,859
Cash	$79,047	$(14,064)	$—	$64,983
Other assets less liabilities	$150,255	$(2,073,042)	$—	$(1,922,787)

Total Net Assets	$125,895,639	$204,744,416	$—	$330,640,055

Net Assets
Class A Shares	$114,746,163	$171,673,086	$—	$286,419,249
Class B Shares	$11,149,476	$33,071,330	$—	$44,220,806

Total Net Assets	$125,895,639	$204,744,416	$—	$330,640,055

Shares Outstanding
Class A Shares	8,194,607	18,483,989	4,156,971	30,835,567
Class B Shares	798,374	3,576,021	406,975	4,781,370
Net Asset Value Per Share
Class A Shares	$14.00	$9.29	—	$9.29
Class B Shares	$13.97	$9.25	—	$9.25

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)

	SVS Focus Value+Growth Portfolio	Growth and Income Portfolio	Pro Forma Adjustments		Growth and Income Portfolio — Pro Forma Combined
Investment Income:
Interest and dividend income	$2,384,065	$3,549,018	$—		$5,933,083

Total Investment Income	2,384,065	3,549,018			5,933,083
Expenses
Management fees	918,970	870,770	(350,880	)(2)	1,438,860
Record keeping fee	12,161	20,075	19,355	(3)	51,591
Accounting Fee	—	66,951	9,975	(3)	76,926
Custodian Fee	15,016	12,629	(7,166	)(3)	20,479
Distribution Service Fees	22,563	61,944	—		84,507
Auditing	40,476	29,978	(34,521	)(3)	35,933
Legal	3,682	11,473	4,642	(3)	19,797
Trustees fees	—	8,557	2,918	(3)	11,475
Reports to Shareholders	10,424	20,574	4,630	(3)	35,628
All other expenses	1,341	9,536	(5,175	)(3)	5,702

Total expenses before reductions	1,024,633	1,112,487	(356,222)		1,780,898
Expense reductions	(1,623)	(2,403)	—		(4,026)

Expenses, net	1,023,010	1,110,084	(356,222)		1,776,872

Net investment income (loss)	1,361,055	2,438,934	356,222		4,156,211

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	4,423,239	6,835,797	—		11,259,036
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	6,865,491	8,951,633	—		15,817,124

Net increase in net assets from operations	$12,649,785	$18,226,364	$356,222		$31,232,371

Notes to Pro Forma Combined Financial Statements

December 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2004, and the unaudited pro forma condensed Statement of Operations for the year ended December 31, 2004 for SVS Focus Value+Growth Portfolio and Growth and Income Portfolio as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each Portfolio and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of SVS Focus Value+Growth Portfolio in exchange for shares of Growth and Income Portfolio at net asset value. Following the acquisition, Growth and Income Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Growth and Income Portfolio intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the use of Growth and Income Portfolio's lower management fee agreement, which will go into effect upon the consummation of the merger, applied to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expense resulting from the merger.